Prospectus Supplement — Oct. 1, 2012 to the Prospectus of Columbia Diversified Bond Fund, as supplemented

Effective October 31, 2012, information with respect to Class R3 shares (effective October 31, 2012, known as Class R4 shares) found in the Annual Fund Operating Expenses table and Example in the Fees and Expenses of the Fund section in the Summary of the Fund is hereby replaced with the following:

Annual Fund Operating Expenses(a) (expenses that you pay each year as a percentage of the value of your investment)

Class R4
Management fees	0.41%

Distribution and/or service (12b-1) fees	0.00%

Other expenses	0.23%

Total annual fund operating expenses	0.64%

Less: Fee waiver/expense reimbursement(b)	0.04%

Total annual fund operating expenses after fee waiver/expense reimbursement(b)	0.60%

(a)	Expense ratios have been adjusted to reflect current fees.
(b)

Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) until December 31, 2014, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, net operating expenses will not, subject to applicable exclusions, exceed the annual rate of 0.60% for Class R4.

Example

Class	1 year	3 years	5 years	10 years
Class R4	$61	$201	$353	$798

Effective October 31, 2012, information in the third paragraph found in the More About Annual Fund Operating Expenses and Past Performance section in the More Information About the Fund is hereby replaced with the following:

The commitment by the Investment Manager and/or its affiliates to waive fees and/or cap (reimburse) expenses is expected to provide a limit to the impact of any increase in the Fund’s operating expense ratios that would otherwise result because of a decrease in the Fund’s assets in the current fiscal year. The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding certain fees and expenses as described below) through October 31, 2012 for Class A, Class B, Class C, Class I, Class K, Class R, Class R5 and Class W and through December 31, 2014 for Class R4, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees (the Board), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rates of 0.85% for Class A, 1.60% for Class B, 1.60% for Class C, 0.50% for Class I, 0.80% for Class K, 1.10% for Class R, 0.60% for Class R4, 0.55% for Class R5 and 0.85% for Class W.

S-6495-3 A (10/12)